UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2024

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan	49022-2692
(Address of principal executive offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange and New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously disclosed, on January 16, 2023, a subsidiary of Whirlpool Corporation (“Whirlpool”) entered into a contribution agreement with a subsidiary of Arçelik A.Ş. (“Arçelik”), pursuant to which Whirlpool agreed to contribute its European major domestic appliance business, and Arçelik agreed to contribute its European major domestic appliance, consumer electronics, air conditioning, and Arçelik’s small domestic appliance businesses into a newly formed company of which Whirlpool will own 25% and Arçelik 75%, subject to an adjustment mechanism based on certain financial matters (the “Transaction”).

The Transaction has received all regulatory approvals, including from the European Commission, except approval from the U.K. Competition and Markets Authority (“CMA”).

On February 8, 2024, the CMA provisionally cleared the Transaction. The CMA is expected to issue its final decision by March 26, 2024. Whirlpool continues to expect to close the Transaction by April 2024.

Cautionary Statements Regarding Forward-looking Statements

Certain statements in this Current Report on Form 8-K relating to final CMA approval and timing for closing of the Transaction constitute “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current expectations regarding future events and speak only as of the date of this current report. There can be no guarantee that the Transaction will be consummated by the dates noted in this current report or at all. Forward-looking statements involve significant risks and uncertainties, and should not be read as guarantees that the transaction will be consummated during the referenced time period or at all. Important factors that could cause actual results to differ materially from these expectations include, among other things, the ability to satisfy the necessary closing conditions or to obtain CMA approval to complete the Transaction on a timely basis or at all. In addition to these risks, reference should also be made to the factors discussed under “Risk Factors” in Whirlpool Corporation’s periodic filings with the Securities and Exchange Commission. Although the forward-looking statements contained in this current report are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this current report and, except as expressly required by applicable law, Whirlpool Corporation assumes no obligation to update or revise them to reflect new events or circumstances.

Website Disclosure

We routinely post important information for investors on our website, whirlpoolcorp.com, in the “Investors” section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

By:	/s/ Bridget K. Quinn
Name:	Bridget K. Quinn
Title:	Deputy General Counsel and Corporate Secretary
Date:	February 8, 2024